Exhibit 99.1

XsunX to Install Solar Project for Wireless Services Provider

45kW Deal Expected to Provide Client 100% Return and Significant Cost Savings

Aliso Viejo, CA – February 3, 2015 – XsunX, Inc. (OTC: XSNX), a leading solar power solutions provider, today announced that it has signed an agreement to install a 45kW commercial solar  power project for a Southern California based wireless services provider with over 100 locations in 12 states.

As a result of the installation, the provider of wireless solutions for telephone and internet services is anticipated to benefit from a net savings of nearly $330,000 over the next 25 years at its main facility in Southern California. Additionally, with the use of utility savings, tax benefits, and incentives, should create an overall Return on Investment (ROI) of 100% in just over three years.

XsunX, Inc. continues to add customers, following a year focused on establishing the operational infrastructure required to grow and create revenue in 2015. The Company has placed an emphasis on providing 100% customer satisfaction, in turn generating organic referrals and a growing pipeline of new projects.

“We are pleased that the commitment to developing a sound business model in 2014 has resulted in multiple new projects early in 2015,” said Tom Djokovich, CEO of XsunX, Inc. “While we are encouraged by our recently announced commercial solar installation projects, we are thrilled with the growing pipeline of deals that we are working to complete as soon as possible. The Southern California market is arguably one of the hottest in the country, as referenced in a recent report produced by NC Clean Energy Technology Center, and the XsunX team looks forward to capitalizing upon this growth by providing top-tier solar solutions to our customers.”

That report, entitled “Going Solar in America: Ranking Solar’s Value to Consumers in America’s Largest Cities,” outlines the financial opportunity presented by solar today citing that in 46 of America’s 50 largest cities, a fully financed, typically-sized solar PV system is a better investment than the stock market!

About XsunX

XsunX provides solar energy solutions that deliver significant bottom-line financial benefits to businesses. We specialize in the sale, design, and installation of commercial solar power systems. The company has developed a highly skilled team of qualified engineering and specialty contractors with extensive commercial solar experience necessary to service the diverse conditions that can be encountered in commercial buildings. We couple this superior design and delivery capability with factory direct pricing, and zero down financing options to provide exceptional solar power investment opportunities for our customers.

For more information, please visit the Company’s website at www.xsunx.com, or to learn more about the benefits of solar energy for your business schedule a free PV project assessment.

Safe Harbor Statement

Matters discussed in this release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Company Contact:

Tom Djokovich, President and CEO
949-330-8060
info@xsunx.com